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                                                                    EXHIBIT 99.2

PRESS RELEASE

[ALLIANCE LOGO]                         CONTACT:
                                        BRIAN L. CANTRELL
                                        Alliance Resource Partners, L.P.
                                        1717 South Boulder Avenue, Suite 600
                                        Tulsa, Oklahoma 74119
                                        (918) 295-7673
FOR IMMEDIATE RELEASE

ALLIANCE RESOURCE PARTNERS, L.P.
REPORTS TECHNICAL CORRECTION TO NET INCOME ALLOCATION; QUARTERLY DISTRIBUTION AND OPERATING RESULTS NOT AFFECTED

TULSA, Oklahoma, July 28, 2004 - Alliance Resource Partners, L.P. (NASDAQ: ARLP) today reported a technical correction to the accounting allocation of its net income between its limited partners and the general partner. This correction has no impact on the Partnership's previously reported net income of $22.9 million and $41.1 million for the three and six months ended June 30, 2004, respectively, or on the quarterly cash distribution of $0.65 per unit (an annualized rate of $2.60 per unit) declared for the second quarter ended June 30, 2004. (See ARLP Press Release dated July 22, 2004.)

The Partnership's managing general partner, as holder of the incentive distribution rights, receives the full allocation of the incentive distribution portion of net income. The general partner's interest in net income for the three and six months ended June 30, 2004 was $1.0 million and $1.4 million, respectively. For the second quarter of 2004, the limited partners' interest in net income was $21.8 million or $1.22 and $1.18 per basic and diluted limited partner unit, respectively. For the six months ended June 30, 2004, the limited partners' interest in net income was $39.7 million or $2.22 and $2.15 per basic and diluted limited partner unit, respectively.

Alliance Resource Partners is the nation's only publicly traded master limited partnership involved in the production and marketing of coal. Alliance Resource Partners currently operates mining complexes in Illinois, Indiana, Kentucky and Maryland.

FORWARD-LOOKING STATEMENTS: WITH THE EXCEPTION OF HISTORICAL MATTERS, ANY MATTERS DISCUSSED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM PROJECTED RESULTS. THESE RISKS, UNCERTAINTIES AND CONTINGENCIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: COMPETITION IN COAL MARKETS AND OUR ABILITY TO RESPOND TO THE COMPETITION; FLUCTUATION IN COAL PRICES, WHICH COULD ADVERSELY AFFECT OUR OPERATING RESULTS AND CASH FLOWS; DEREGULATION OF THE ELECTRIC UTILITY INDUSTRY OR THE EFFECTS OF ANY ADVERSE CHANGE IN THE DOMESTIC COAL INDUSTRY, ELECTRIC UTILITY INDUSTRY, OR GENERAL ECONOMIC CONDITIONS; DEPENDENCE ON SIGNIFICANT CUSTOMER CONTRACTS, INCLUDING RENEWING CUSTOMER CONTRACTS UPON EXPIRATION OF EXISTING CONTRACTS; CUSTOMER BANKRUPTCIES AND/OR CANCELLATIONS OF, OR BREACHES TO EXISTING CONTRACTS; CUSTOMER DELAYS OR DEFAULTS IN MAKING PAYMENTS; FLUCTUATIONS IN COAL DEMAND, PRICES AND AVAILABILITY DUE TO LABOR AND TRANSPORTATION COSTS AND DISRUPTIONS, EQUIPMENT AVAILABILITY, GOVERNMENTAL REGULATIONS AND OTHER FACTORS; OUR PRODUCTIVITY LEVELS AND MARGINS THAT WE EARN ON OUR COAL SALES; ANY UNANTICIPATED INCREASES IN LABOR COSTS, ADVERSE CHANGES IN WORK RULES, OR UNEXPECTED CASH PAYMENTS ASSOCIATED WITH POST-MINE RECLAMATION AND WORKERS' COMPENSATION CLAIMS; ANY UNANTICIPATED INCREASES IN TRANSPORTATION COSTS AND RISK OF TRANSPORTATION DELAYS OR INTERRUPTIONS; GREATER THAN EXPECTED ENVIRONMENTAL REGULATION, COSTS AND LIABILITIES; A VARIETY OF OPERATIONAL, GEOLOGIC, PERMITTING, LABOR AND WEATHER-RELATED FACTORS; RISKS OF MAJOR MINE-RELATED ACCIDENTS OR INTERRUPTIONS; RESULTS OF LITIGATION; DIFFICULTY MAINTAINING OUR SURETY BONDS FOR MINE RECLAMATION AS WELL AS WORKERS' COMPENSATION AND BLACK LUNG BENEFITS; DIFFICULTY OBTAINING COMMERCIAL PROPERTY INSURANCE; AND RISKS ASSOCIATED WITH OUR 10.0% PARTICIPATION (EXCLUDING ANY APPLICABLE DEDUCTIBLE) IN THE COMMERCIAL INSURANCE PROPERTY PROGRAM.


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ADDITIONAL INFORMATION CONCERNING THESE AND OTHER FACTORS CAN BE FOUND IN THE
PARTNERSHIP'S PUBLIC PERIODIC FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC"), INCLUDING THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003 FILED ON MARCH 12, 2004 WITH THE SEC. EXCEPT AS REQUIRED BY APPLICABLE SECURITIES LAWS, THE PARTNERSHIP DOES NOT INTEND TO UPDATE ITS FORWARD-LOOKING STATEMENTS.




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